Exhibit 99.1

News Release

Victory Capital Closes on Transaction
to Become Strategic Partner with Amundi

15-year Reciprocal Global Distribution Agreements with Amundi Begin

San Antonio, Texas, April 1, 2025 — Victory Capital Holdings, Inc. (NASDAQ: VCTR) (“Victory Capital” or the “Company”) today announced that it has closed on its previously announced transaction with Amundi SA (“Amundi”).

David Brown, Chairman and CEO of Victory Capital, said, “Closing this transaction, entering into 15-year reciprocal global distribution agreements, and forming our strategic partnership with Amundi are transformational events for Victory Capital. This immediately globalizes our business and gives us the opportunity to reach clients around the world.

“To replace the Amundi US name, we are reintroducing the Pioneer Investments brand to reinforce the long history of investment excellence by the investment professionals managing the various Pioneer strategies.”

In 2024, Pioneer Investments generated revenue of $544 million and positive net flows of $5.5 billion. As of February 28, 2025, they had $119 billion of Assets Under Management and year-to-date net flows were a positive $2.7 billion across their entire business. Investment performance remains strong, with 62% of mutual fund AUM rated 4- or 5-stars by Morningstar as of February 28.

“Our integration work has progressed nicely,” Brown continued. “We are increasing our net expense synergies target from $100 million to $110 million and expect to achieve these synergies sooner than originally anticipated. As of the close, we will have achieved approximately $50 million of net expense synergies and expect to achieve another $30 million of net expense synergies over the next six months. By the end of our first year of ownership, we expect to have achieved more than $100 million in net expense synergies with the remaining balance expected to be realized in our second year of ownership.

“We anticipate sales within the US and outside the US will remain strong for Pioneer Investments. Victory Capital strategies will soon be available for distribution throughout the Amundi global distribution network. We have initiated the registration process for numerous Victory Capital strategies in retail product structures conducive to sales outside the US. We anticipate launching these products in the future alongside the existing lineup of Pioneer strategies which are currently available.”

As part of the multi-faceted transaction and detailed in the Company’s Proxy Statement filed on March 28, 2025, effective today, two Amundi appointees have joined the Victory Capital Board of Directors. The new appointees fill the prior Class III Director vacancy and replace Robert Hurst as a Class II Director. The total number of Directors remains at nine.

“On behalf of the Board of Directors, and Victory Capital management team, I would also like to express our profound appreciation to Bob for his years of distinguished service since our public listing in 2018,” Brown added. “His industry knowledge and strategic insight have been instrumental in navigating our growth and success as a public company. We wish him continued success and fulfillment in the future.”

As consideration for the Amundi US business, Amundi becomes a strategic shareholder in Victory Capital and received a total of 17.6 million shares at closing, or 21.2% of fully diluted equity, inclusive of 4.9% voting interest. As the post-closing transaction adjustments conclude, additional shares are expected to be issued monthly, over the next six months, to Amundi in accordance with the contribution agreement whereby Amundi’s total equity interest is expected to reach 26.1%.

Conference Call, Webcast and Slide Presentation

The Company will host a conference call this morning, April 1, at 8:00 a.m. ET to discuss the transaction. Analysts and investors may participate in the question-and-answer session. To participate in the conference call, please call 1-800-715-9871 (domestic) or 1-646-307-1963 (international), shortly before 8:00 a.m. ET and reference the Victory Capital Conference Call. A live, listen-only webcast will also be available via the investor relations section of the Company’s website at https://ir.vcm.com. Prior to the call, a supplemental slide presentation that will be used during the conference call will be available on the Events and Presentations page of the Company’s investor relations website. For anyone who is unable to join the live event, an archive of the webcast will be available for replay shortly after the call concludes.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements within the meaning of applicable U.S. federal and non-U.S. securities laws. These statements may include, without limitation, any statements preceded by, followed by or including words such as “target,” “believe,” “expect,” “aim,” “intend,” “may,” “anticipate,” “assume,” “budget,” “continue,” “estimate,” “future,” “objective,” “outlook,” “plan,” “potential,” “predict,” “project,” “will,” “can have,” “likely,” “should,” “would,” “could” and other words and terms of similar meaning or the negative thereof and include, but are not limited to, statements regarding the proposed transaction and the outlook for Victory Capital’s or Amundi’s future business and financial performance. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors beyond Victory Capital’s and Amundi’s control and could cause Victory Capital’s and Amundi’s actual results, performance or achievements to be materially different from the expected results, performance or achievements expressed or implied by such forward-looking statements.

Although it is not possible to identify all such risks and factors, they include, among others, the following: continued geopolitical uncertainty including the conflicts in Ukraine and Israel,; risks associated with expected benefits, or impact on our business, of the proposed transaction, including our ability to achieve any expected synergies; reductions in AUM based on investment performance, client withdrawals, difficult market conditions and other factors such as a pandemic; the nature of the Company’s contracts and investment advisory agreements; the Company’s ability to maintain historical returns and sustain its historical growth; the Company’s dependence on third parties to market its strategies and provide products or services for the operation of its business; the Company’s ability to retain key investment professionals or members of its senior management team; the Company’s reliance on the technology systems supporting its operations; the Company’s ability to successfully acquire and integrate new companies; the concentration of the Company’s investments in long-only small- and mid-cap equity and U.S. clients; risks and uncertainties associated with non-U.S. investments; the Company’s efforts to establish and develop new teams and strategies; the ability of the Company’s investment teams to identify appropriate investment opportunities; the Company’s ability to limit employee misconduct; the Company’s ability to meet the guidelines set by its clients; the Company’s exposure to potential litigation (including administrative or tax proceedings) or regulatory actions; the Company’s ability to implement effective information and cyber security policies, procedures and capabilities; the Company’s substantial indebtedness; the potential impairment of the Company’s goodwill and intangible assets; disruption to the operations of third parties whose functions are integral to the Company’s ETF platform; the Company’s determination that Victory Capital is not required to register as an "investment company" under the 1940 Act; the fluctuation of the Company’s expenses; the Company’s ability to respond to recent trends in the investment management industry; the level of regulation on investment management firms and the Company’s ability to respond to regulatory developments; the competitiveness of the investment management industry; the level of control over the Company retained by Crestview GP; and other risks and factors listed under "Risk Factors" and elsewhere in the Company’s filings with the SEC.

Such forward-looking statements are based on numerous assumptions regarding Victory Capital’s present and future business strategies and the environment in which it will operate in the future. Any forward-looking statement made in this press release speaks only as of the date hereof. Except as required by law, Victory Capital assumes no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

About Victory Capital

Victory Capital is a diversified global asset management firm with total assets under management of $175.5 billion, and $179.5 billion in total client assets, as of February 28, 2025. The Company employs a next-generation business strategy that combines boutique investment qualities with the benefits of a fully integrated, centralized operating and distribution platform.

Victory Capital provides specialized investment strategies to institutions, intermediaries, retirement platforms and individual investors. With 12 autonomous Investment Franchises and a Solutions Business, Victory Capital offers a wide array of investment products and services, including mutual funds, ETFs, separately managed accounts, alternative investments, third-party ETF model strategies, collective investment trusts, private funds, a 529 Education Savings Plan, and brokerage services.

Victory Capital is headquartered in San Antonio, Texas, with offices and investment professionals in the U.S. and around the world. To learn more please visit www.vcm.com or follow Victory Capital on Facebook, Twitter, and LinkedIn.

Contacts

Investors:

Matthew Dennis, CFA

Chief of Staff

Director, Investor Relations

216-898-2412

mdennis@vcm.com

Media:

Jessica Davila

Director of Global Communications

210-694-9693

Jessica_davila@vcm.com